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                                                                    Exhibit 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 333-05571) of our report dated January 13, 1997, (except Note 5, for which the date is March 25,
1997), which appears on page 21 of Integrated Packaging Assembly Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.


/s/ PRICE WATERHOUSE LLP
San Jose, California
June 25, 1997